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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 27, 2004
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

In connection with the issuance by Citigroup Capital XI of capital securities described in the Prospectus dated September 14, 2004, our tax counsel rendered an opinion regarding certain tax matters. A copy of that opinion is filed as
Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number
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              99.1           Opinion regarding certain tax matters.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2004                  CITIGROUP INC.


                                            By:      /s/  Guy R. Whittaker
                                                     ---------------------------
                                                     Name:    Guy R. Whittaker
                                                     Title:   Treasurer
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                                  EXHIBIT INDEX

         Exhibit Number
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              99.1           Opinion regarding certain tax matters.